Other long-term investments	12 Months Ended
Dec. 31, 2021
Other long-term investments
Other long-term investments

(10) Other long-term investments

The development of investments measured at fair value in accordance with IFRS 9 is shown below:

	2021	2020
	k€	k€
Balance at 1 January	19,289	11,462
Additions	6,647	6,327
Additions due to discontinue use of equity method	19,463	—
Adjustments at fair value, affecting net income	223,394	1,500
Net book value 31 December	268,793	19,289

Exscientia was previously accounted for using the equity method (please refer to Note 9 for information).

Investments are continuously tested for fair value adjustments. Fair value adjustments of k€ 223,394 mainly relate to two financing rounds of Exscientia in which Evotec did not participate as well was the first-time listing of Exscientia.